UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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CareCloud, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CareCloud, Inc.

7 Clyde Road

Somerset, NJ 08873

April 15, 2026

Dear Fellow Shareholder:

It is my pleasure to invite you to attend the Annual Meeting of Shareholders of CareCloud, Inc. (the “Company”) at 11:00 a.m., Eastern Time, on Thursday, June 4, 2026 at our principal executive offices at 7 Clyde Road, Somerset, NJ 08873.

The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. If you plan to attend the Annual Meeting, please detach the Admission Ticket from your proxy card and bring it to the Annual Meeting. The proxy materials will be first sent or given to shareholders on or about April 15, 2026.

At this year’s Annual Meeting, you will be asked to vote on the proposals set forth in the Notice of Annual Meeting of Shareholders and proxy statement, which describes the formal business to be conducted at the Annual Meeting and follows this letter.

Your vote is important. Whether you plan to attend the Annual Meeting in person or not, we hope you will vote your shares as soon as possible. Please mark, sign, date, and return the accompanying card in the provided postage-paid envelope or instruct us via the Internet as to how you would like your shares voted. Instructions are on the proxy card. This will ensure representation of your shares if you are unable to attend.

Sincerely,

/s/ Kimberly Graper
Kimberly Graper
Assistant Chief Financial Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 4, 2026

TIME

11:00 a.m., Eastern Time, on

Thursday, June 4, 2026

PURPOSE

●	To elect to the Board of Directors (the “Board”) the following nominees presented by the Board: Mahmud Haq and Cameron Munter.

●	To approve, on an advisory basis, the compensation of CareCloud, Inc.’s (the “Company”) named executive officers, as disclosed in the Company’s 2026 Proxy Statement’s compensation tables and any related information found in such proxy statement.

●	To approve CareCloud’s 2026 Equity Incentive Plan.

●	To approve the appointment of Tanner LLP as our independent registered public accounting firm for the year ending December 31, 2026.

●	To consider and act on such other business as may properly come before the Annual Meeting on any postponement(s) or adjustment(s) thereof.

DOCUMENTS

This Notice is only an overview of the proxy statement and proxy card included in this mailing which is also available at https://ir.carecloud.com/sec-filings. The Notice of Internet Availability will be mailed to shareholders on or about April 15, 2026.

PLACE

The Company’s principal executive offices located at 7 Clyde Road, Somerset, NJ 08873.

RECORD DATE

Owners of shares of the Company’s Common Stock, as of the close of business on April 7, 2026, will receive notice of and be entitled to vote at the Annual Meeting and any adjournments.

VOTING

Even if you plan to attend the Annual Meeting, please mark, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope. You may revoke your proxy by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. If you are present at the Annual Meeting, you may revoke your proxy and vote in person on each matter brought before the Annual Meeting. You may also vote over the Internet using the Internet address on the proxy card. To be considered, all votes must be received by midnight on May 29, 2026.

Kimberly Graper

Assistant Chief Financial Officer

Dated: April 15, 2026

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QUESTIONS AND ANSWERS

Q: When and where is the Annual Meeting?

A: The Company’s Annual Meeting of Shareholders will be held at 11:00 a.m., Eastern Time, Thursday, June 4, 2026, at our principal executive offices at 7 Clyde Road, Somerset, NJ 08873.

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability.

Q: Who is entitled to vote?

A: You are entitled to vote at the Annual Meeting if the Company’s records on April 7, 2026 (the “record date”) show that you owned the Company’s common stock, par value $0.001 (the “Common Stock”) on such date. As of April 7, 2026, there were 42,492,949 shares of Common Stock outstanding.

Q: What will I likely be voting on?

A: There are four proposals that are expected to be voted on at the Annual Meeting, which are (i) to elect to the Board of Directors the following nominees presented by the Board: Mahmud Haq and Cameron Munter to serve as directors, (ii) to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2026 Proxy Statement’s compensation tables and any related information found in such proxy statement, (iii) to approve CareCloud’s 2026 Equity Incentive Plan and (iv) to approve the appointment of Tanner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. As of the date of this Proxy Statement, the Company was not aware of any additional matters to be raised at the Annual Meeting.

Q: What is the Board’s recommendation?

A: The Board of Directors recommends that you vote your shares:

-	FOR the director nominees.
-	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers.
-	FOR the approval of the Company’s 2026 Equity Incentive Plan.
-	FOR the approval of the appointment of Tanner LLP as our independent registered public accounting firm.

Q: How many votes is each share entitled to?

A: Each share of Common Stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

Q: Do I need a ticket to attend the Annual Meeting?

A: Yes. Retain the top of the proxy card as your admission ticket. One ticket will permit two persons to attend. If your shares are held through a broker, contact your broker and request that the broker provide you with evidence of share ownership. This documentation, when presented at the registration desk at the Annual Meeting, will enable you to attend the Annual Meeting.

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Q: How do proxies work?

A: The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner you direct. You may also abstain from voting. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in accordance with our recommendations above.

Q: How do I vote?

A: You may:

●	Vote by marking, signing, dating, and returning a proxy card;

●	Vote via the Internet by following the voting instructions on the proxy card or the voting instructions provided by your broker, bank, or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your shares, and confirm that your instructions have been properly recorded. If you submit your vote via the Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

●	Vote in person by attending the Annual Meeting. We will distribute written ballots to any shareholder who wishes to vote in person at the Annual Meeting.

If your shares are held in street name, your broker, bank, or other holder of record will include a voting instruction form with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction form. Please return your voting instruction form to your broker, bank, or other holder of record to ensure that a proxy card is voted on your behalf.

Q: Do I have to vote?

A: No. However, we strongly encourage you to vote.

Q: What does it mean if I receive more than one proxy card?

A: If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by Internet, please vote each proxy card you receive.

Q: Will my shares be voted if I do not sign and return my proxy card?

A: If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may use its discretion to vote your shares on “routine matters”. For any “non-routine matters” being considered at the Meeting, your broker or other nominee would not be able to vote on such matters.

Under the rules and interpretations of the NYSE (which by extension apply to all United States brokers, even though the Company’s Common Stock is listed on The Nasdaq Global Market), “non-routine matters” are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and executive compensation, including say-on-pay advisory shareholder votes on executive compensation and say-on-frequency advisory shareholder votes on executive compensation.

The proposals to elect the directors, the say-on-pay and the approval of the 2026 Equity Incentive Plan in this proxy statement are expected to be considered “non-routine matters.” Therefore, your broker or other nominee is not entitled to vote your shares on these proposals without your instructions. The proposal to approve the appointment of our independent registered public accounting firm is a “routine matter,” therefore, your broker or other nominee may use its discretion to vote your shares on this proposal.

Q: Can I change my vote?

A: Yes. You may revoke your proxy and change your vote before the Annual Meeting by submitting a new proxy card with a later date, by casting a new vote via the Internet, by notifying the Company’s Corporate Secretary in writing, or by voting in person at the Meeting. If you do not properly revoke your proxy, properly executed proxies will be voted as you specified in your earlier proxy.

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Q: What is a quorum?

A: A quorum is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the Annual Meeting. 33.4% of the outstanding shares entitled to vote must be represented at the Meeting, either in person or by proxy, in order to transact business. On March 24, 2026, the Company amended its bylaws to reduce the quorum requirement from a majority to 33.4% of the outstanding shares.

Q: Who will tabulate the votes?

A: A representative from our Company, Kimberly Graper, will tabulate the votes and act as inspector of election.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election. The inspector will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed, and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned signed but not marked will be voted as recommended by the Board of Directors.

Q: How do I find out the voting results?

A: Preliminary results are typically announced at the Annual Meeting. Final voting results will be reported on a Form 8-K filed with the SEC following the Annual Meeting.

Q: How are proposals approved by the security holders?

A: In the election of directors, you may vote “For” all or some of the nominees or you may vote to “Withhold Authority” with respect to one or more of the nominees. Our directors will be elected by a plurality of the votes cast by the shares entitled to vote at the Annual Meeting so long as a quorum is present. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more director nominees will not be voted with respect to the director or director nominees indicated, although it will be counted for purposes of determining whether there is a quorum.

All other corporate governance actions will also be approved by a majority of the votes cast. Although state law and our certificate of incorporation and bylaws are silent on the issue, abstentions or broker non-votes as to any matter will be included in the calculations as to the presence of a quorum, but will not be counted as votes cast in such matter in the calculation as to the needed majority vote.

Q: Who will bear the costs of this solicitation?

A: Our Board of Directors is making this solicitation on behalf of the Company, and the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials over the Internet, however, you are responsible for Internet access charges you may incur. The solicitation of proxies or votes may be made in person. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: What should I do now?

A: You should read this proxy statement carefully and promptly submit your proxy card or vote by the Internet as provided on the proxy card to ensure that your vote is counted at the Annual Meeting.

Q: How will shares in the Company’s employee benefit plans be voted?

A: If you are or were a participant in the Company’s employee benefit plans, this Proxy Statement is being used to solicit voting instructions from you with respect to shares of our stock that you own but which are held by the trustees of our benefit plans for the benefit of you and other plan participants. Shares held in our benefit plans that you are entitled to vote will be voted by the plan trustees pursuant to your instructions. Shares held in any employee benefit plan that you are entitled to vote, but do not vote, will be voted by the plan trustees in proportion to the voting instructions received for other shares. You must instruct the plan trustees to vote your shares by utilizing one of the voting methods described above.

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Q: How do I obtain a copy of the Company’s materials related to corporate governance?

A: The Company’s Corporate Governance materials, charters of each standing Board Committee, Code of Conduct, and other materials related to our corporate governance can be found in the Corporate Governance section of the Company’s website at https://ir.carecloud.com/corporate-governance/governance-documents.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 7, 2026, concerning:

-	Each person or group of persons known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, based on information provided by the beneficial owner in public filings made with the Securities and Exchange Commission (“SEC”).

-	Each person who has been a director or executive officer of the Company since the beginning of the last fiscal year.

-	Each nominee for the Board of Directors.

-	Each associate of any of the foregoing persons.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o CareCloud, Inc., 7 Clyde Road, Somerset, NJ 08873. Beneficial ownership is determined in accordance with the rules of the SEC, which deem a person to beneficially own any shares the person has or shares voting or dispositive power over and any additional shares obtainable within 60 days through the exercise of options, warrants or other purchase rights. Shares of common stock subject to options, warrants or other rights to purchase that are currently exercisable or are exercisable within 60 days of April 7, 2026 (including shares subject to restrictions that lapse within 60 days of the record date) are deemed outstanding for purposes of computing the percentage ownership of the person holding such shares, options, warrants or other rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. The percentages are based on 42,492,949 shares of Common Stock outstanding as of April 7, 2026 and 1,511,372 shares of Series B Preferred Stock outstanding as of April 7, 2026. None of the directors or named executive officers owned Series A Preferred Stock as of April 7, 2026. Each share of Common Stock has one vote.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Class	Series B Preferred Stock Beneficially Owned	Percent of Class
Directors and Named Executive Officers
Mahmud Haq, Executive Chairman	5,034,520	11.8%	11,960	0.8%
A. Hadi Chaudhry, CSO	114,892	0.3%	7,800	0.5%
Stephen Snyder, CEO	229,495	0.5%	30,790	2.0%
Crystal Williams, President	8,550	0.0%	-	-
Norman Roth, Interim CFO	98,975	0.2%	6,500	0.4%
Anne M. Busquet	295,138	0.7%	-	-
Bill Korn	211,633	0.5%	10,800	0.7%
Cameron P. Munter	202,750	0.5%	-	0.0%
Lawrence S. Sharnak	127,750	0.3%	-	-
All current directors and executive officers as a group (9 persons)	6,323,703	14.8%	67,850	4.4%

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CORPORATE GOVERNANCE

Role of the Board and Management and Role in Risk Oversight

The Company’s business is conducted by its employees, managers, and officers under the direction of the Chief Executive Officer (“CEO”) and the oversight of the Board. The Board of Directors is elected by the shareholders to oversee management and to ensure that the long-term interests of the shareholders are being served. Directors are expected to fulfill duties of care and loyalty and to act with integrity as they actively conduct Board matters. Different persons serve in the positions of CEO and Executive Chairman.

As part of its general oversight function, the Board actively reviews and discusses reports by management on the performance of the Company, its strategy, goals, financial objectives, and prospects, as well as issues and risks facing the Company. The opinions of the independent Compensation Committee Board members are solicited with respect to the selection, evaluation, and determination of compensation and succession planning for the Executive Chairman, CEO and senior executive officers who report directly to the CEO. The Board oversees processes designed to maintain the quality of the Company, including the integrity of the financial statements, the integrity of compliance with laws and ethics, and the integrity of relationships with stakeholders, including shareholders, employees, customers, suppliers, consumers, and the communities in which the Company operates.

The Board administers its risk oversight function directly and through the Board committees. Management regularly reports to the Board and/or the relevant committee regarding identified or potential risks. The general areas of material risk to the Company include strategic, operational, financial, regulatory, and legal risks. The Board regularly reviews our Company’s strategies and attendant risks, and provides advice and guidance on strategies to manage these risks while attaining long and short-term goals.

Operational risks, financial risks, including internal controls and credit risk associated with our customers, and risks associated with data privacy and security, as well as overall economic risks, are within the purview of the Audit Committee. The Audit Committee’s review is accompanied by regular reports from management and assessments from our internal auditors. In assessing legal or regulatory risks, the Board and the Audit Committee are advised by management, legal counsel, and experts, as appropriate.

Appointed by the Board as a subcommittee to the Audit Committee, the Cybersecurity Subcommittee assists the Audit Committee in overseeing the Corporation’s information technology systems to identify, assess and manage the risks related to cybersecurity.

The Compensation Committee is responsible for overseeing the management of risks associated with executive and employee compensation plans and retention, with the goal to ensure that the Company’s compensation programs remain consistent with our shareholders’ interests that such programs do not encourage excessive risk-taking and that such programs are designed to retain valued executives and employees.

Board Membership Qualifications

The Board has the responsibility for nominating director candidates to shareholders and filling vacancies. The Nominating and Corporate Governance Committee is responsible for recommending candidates to the Board, as well as recommending the selection criteria used in seeking nominees for election to the Board. The Board has adopted the following director nominee selection criteria. Nominees should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of all shareholders. Nominees should be selected on the basis of their business and professional experience and qualifications, public service, diversity of background (including diversity of gender, race, ethnic or geographic origin, age and experience) and availability to devote sufficient time to the Board and the needs of the Company in light of the qualifications of the other directors or nominees. A diverse Board is likely to be a well-balanced Board with varying perspectives and a breadth of experience that will positively contribute to robust discussion at Board meetings. Candidates should be persons who have demonstrated leadership in multinational companies or government, finance or accounting, higher education or other fields, or who are able to provide the Company with relevant expertise, industry knowledge or marketing acumen. Nominees should also represent all shareholders rather than special interest groups or any group of shareholders. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contribution to the activities of the Board. The Nominating and Corporate Governance Committee may use the services of an executive search firm to assist the Company in identifying potential nominees and to participate in the evaluation of candidates for Board membership. The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. Shareholders may suggest nominees for consideration by submitting names of nominees and supporting information to the Corporate Secretary of the Company. The Nominating and Corporate Governance Committee evaluates all candidates for director in the same manner regardless of the source of the recommendation.

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Size of the Board

The Company’s By-Laws establish that the Board shall determine the number of directors from time to time so long as the number so determined shall not be less than three. The Board periodically reviews the appropriate size of the Board, which is presently set at five Board members by resolution of the Board of Directors.

Executive Chairman and CEO

The Executive Chairman and the CEO are selected by the Board. The Board determines whether the roles of Executive Chairman and CEO should be separate or combined based upon its judgment as to the most appropriate structure for the Company at a given point in time. Mahmud Haq serves as Executive Chairman and Stephen Snyder serves as CEO.

Ethics and Conflicts of Interest

The Board expects its directors, as well as the Company’s officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company’s Code of Conduct. The Board will not permit any waiver of any ethics policy for any director or executive officer. The Board will resolve any conflict of interest question involving a director, the CEO, or a member of the Office of the Executive Chairman, and the CEO will resolve any conflict of interest issue involving any other officer of the Company. The Code of Conduct is available at https://ir.carecloud.com/corporate-governance/governance-documents.

Attendance at the 2025 Annual Meeting

In 2025, three of the directors then in office attended the 2025 Annual Meeting.

BOARD COMMITTEES

Number and Responsibilities of Committees

The current three committees of the Board are the Audit, Compensation, and Nominating and Corporate Governance. The Cybersecurity subcommittee reports to the Audit committee. The membership of the committees is required to consist entirely of independent directors, based on the Nasdaq requirements. The Board may form new committees, disband an existing committee, and delegate additional responsibilities to a committee. The responsibilities of the committees and subcommittee are set forth in written charters, which are reviewed periodically by the committees, the Nominating and Corporate Governance Committee, and the Board, and are available on the Company’s website at https://ir.carecloud.com/corporate-governance/governance-documents.

Committee and Subcommittee Meetings

The chair of each committee and subcommittee in consultation with committee members and in compliance with the committee’s and subcommittee’s charter requirements, determines the frequency of meetings and develops meeting agendas. The full Board is apprised of matters addressed by the committees in their meetings. During 2025, the Audit Committee held four meetings, the Compensation Committee held four meetings, the Nominating and Corporate Governance Committee held four meetings and the Cybersecurity subcommittee held four meetings.

BOARD OPERATIONS

Board Meetings

Regular meetings of the Board are held at least four times per year. The Board may hold additional meetings, including by teleconference or other electronic means, as needed, to discharge its responsibilities. The Chairman of the Board, in consultation with other Board members, establishes the agenda for each Board meeting. Each Board member may suggest items for inclusion on the agenda.

During 2025, the Board held four meetings and acted by written/electronic consent nine times. Each director attended at least 75% of all Board of Directors and applicable committee and subcommittee meetings.

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Board Materials

Information and data that is important to the business to be considered at a Board or committee meeting are distributed in advance of the meeting, to the extent possible.

Management Evaluation, Succession, and Compensation

The performance of the Executive Chairman and CEO is evaluated annually by the Compensation Committee, in consultation with the full Board, based upon objective criteria, including the performance of the business and the accomplishment of goals and strategic objectives. This committee also makes recommendations to the Board with respect to CEO succession. The CEO reviews management succession planning and development with the full Board of Directors on an annual basis.

The Compensation Committee reviews and approves annually all compensation for the CEO and other executive officers, including (a) annual base salary; (b) incentive compensation, whether cash or equity-based, including specific amounts; (c) equity awards; (d) employment agreements, severance arrangements, and change in control agreements/provisions; and (e) any other benefits, compensation or arrangements. In connection therewith, the Compensation Committee periodically reviews and advises the Board concerning regional, industry-wide and other relevant compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the CEO and other named executive officers relative to comparable companies in the Company’s industry and geographic locations.

Board Compensation

The Compensation Committee is responsible for recommending any changes in Board compensation. In discharging this duty, the committee is guided by the following considerations: compensation should fairly pay directors for work required for a company of CareCloud’s size and scope; compensation should align directors’ interests with the long-term interests of shareholders; and the structure of compensation should be transparent and understandable. Non-employee directors receive a monthly retainer plus restricted stock units, with no additional fees for meeting attendance. The chairperson of the Audit Committee receives an additional retainer for serving in that capacity.

Board Access to Management and Independent Advisors

Members of the Board have free access to the employees of the Company, and Board committees have the authority to retain such outside advisors as they determine appropriate to assist in the performance of their functions. Additionally, members of the Board may periodically visit Company facilities.

Approval of Goals and Strategic and Financial Objectives

The overall strategy of the Company is reviewed periodically at Board meetings.

Communication with Management and Directors

The response to any shareholder proposal is the responsibility of management subject to oversight by the appropriate Board committee. The Board is apprised of shareholder proposals and the Company’s response to such proposals.

Shareholders and other interested parties may contact any of the Company’s directors, including the presiding director or the non-management directors as a group, by writing a letter to the Board c/o the Corporate Secretary of the Company at 7 Clyde Road, Somerset, NJ 08873. The Corporate Secretary will forward communications directly to the presiding director, unless a different director is specified.

Disclosure and Review of Corporate Governance Principles

The Company’s Corporate Governance Principles and all Board committee charters are available on the Company’s website at https://ir.carecloud.com/corporate-governance/governance-documents and are also available in print to any shareholder upon request. The Nominating and Corporate Governance Committee reviews these Corporate Governance Principles periodically, and reports the results of this review to the full Board.

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Policies on Business Ethics and Conduct

All Company employees and directors, including the Executive Chairman, the Chief Executive Officer, the Chief Financial Officer, and the Principal Accounting Officer, are required to abide by the Company’s Code of Conduct to ensure that the Company’s business is conducted in a consistently legal and ethical manner. The Code of Conduct forms the foundation of a comprehensive program that requires compliance with all corporate policies and procedures and seeks to foster an open relationship among colleagues that contributes to good business conduct and an abiding belief in the integrity of our employees. The Company’s policies and procedures cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of the Company’s business.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct.

The full text of the Code of Conduct is published on the Company’s website at https://ir.carecloud.com/corporate-governance/governance-documents, and is available in print to any shareholder upon request.

Director Independence

Our Board has considered the relationships of all directors with us and the independence of each director, and determined that Ms. Anne Busquet and Messrs. Cameron P. Munter and Lawrence S. Sharnak, do not have any relationship which would interfere with the exercise of independent judgment in carrying out his or her responsibility as a director and that each of them qualifies as an independent director under the applicable rules of Nasdaq.

Related Person Transaction Policy

The Board recognizes that related person transactions present a heightened risk of conflicts of interest. The Related Person Transaction Policy of the Board ensures that the Company’s transactions with certain persons are not inconsistent with the best interests of the Company. A “Related Person Transaction” is a transaction involving the Company in an amount exceeding $54,500 in which a Related Person has a direct or indirect material interest. A Related Person includes the executive officers, directors, and five percent or more shareholders of the Company, and any immediate family member of such a person. Related Person Transactions are reviewed as they arise and are brought to the attention of the General Counsel and the Audit Committee for its approval, ratification, revision, or rejection in consideration of all of the relevant facts and circumstances. For any Related Person Transaction to continue, the Audit Committee must approve or ratify such transaction, which the Audit Committee will do if it determines that such transaction is in the Company’s best interests. The Audit Committee also reviews materials prepared by the General Counsel or the Chief Financial Officer to determine whether any Related Person Transactions have occurred that have not been reported. The Company maintains a written policy regarding Related Person Transactions.

Related Person Transactions

The Company had sales to a related party, a physician who is the wife of the Executive Chairman. Revenues from this customer were approximately $125,000 and $138,000 for the years ended December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, the balance due from this customer was approximately $15,000 and $13,000, respectively.

The Company leases its corporate offices in New Jersey, its temporary housing for its foreign visitors, a storage facility, its backup operations center in Bagh, Pakistan and an apartment for temporary housing in Dubai, the UAE, from the Executive Chairman. The related party rent expense for the years ended December 31, 2025 and 2024 was approximately $285,000 and $281,000, respectively. During the years ended December 31, 2025 and 2024, the Company spent approximately $1.6 million and $979,000, respectively, to upgrade the related party leased facilities. The 2025 expenditures were primarily related to the expansion of the Company’s AI center. Security deposits related to the leases of the Company’s corporate offices amounted to approximately $16,000 for both the years ended December 31, 2025 and 2024. The Company also leases two facilities used for temporary housing from a management employee for approximately $6,700 per month.

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Included in the right-of-use (“ROU”) asset in the Company’s consolidated balance sheet at December 31, 2025 is approximately $430,000 applicable to the related party leases. Included in the current and non-current operating lease liability at December 31, 2025 is approximately $202,000 and $226,000, respectively, applicable to the related party leases. Included in the ROU asset in the Company’s consolidated balance sheet at December 31, 2024 is approximately $550,000 applicable to the related party leases. Included in the current and non-current operating lease liability at December 31, 2024 is approximately $181,000 and $367,000, respectively, applicable to the related party leases.

During 2025, the Company employed the son of the current Chief Executive Officer. For the year ended December 31, 2025, the Company recorded approximately $38,000 of salary expense.

During July 2025, the Company entered into a month-to-month consulting agreement with an entity owned and controlled by the son of the Executive Chairman to provide consulting services to the Company in artificial intelligence technology for $15,000 per month plus travel expenses. The expense recorded under this agreement was approximately $83,000 for the year ended December 31, 2025.

Effective January 9, 2024, and as amended February 12, 2024, the Company entered into a consulting agreement with an entity owned and controlled by a member of its Board of Directors to provide investor relations and other services as requested for $8,000 per month (reduced to $2,000 per month effective September 1, 2024 and reduced to an as-needed basis effective January 1, 2025). The agreement was paid at the contractual amount plus amounts for additional services requested, and as of January 1, 2025, is paid on an hourly basis. The consulting agreement was cancelable with ten days’ notice. This agreement was terminated by the Company effective February 22, 2026. For the years ended December 31, 2025 and 2024, the expense recorded under this agreement was approximately $13,000 and $75,000, respectively.

During June 2022, the Company entered into a one-year consulting agreement with an entity owned and controlled by one of its former non-independent directors whereby that director received 10,000 shares of the Company’s 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock (“Series B Preferred Stock”) in exchange for assisting the Company to identify and acquire additional companies, including performing due diligence. In addition, the Company could make additional payments under the agreement for any successful acquisitions by the Company based on the purchase price of the transaction. No such additional payments were made in 2022. During February 2023, the agreement was amended and extended through December 2024 whereby the former director received 14,000 shares of Series B Preferred Stock in February 2023 and received an additional 14,000 shares in January 2024. All of the payments made were capitalized and amortized over the service period. The amortization was recorded as stock compensation in general and administrative expense in the consolidated statement of operations. All such shares of the Series B Preferred Stock were issued in accordance with the Company’s Amended and Restated 2014 Equity Incentive Plan. In addition to the extension of the consulting agreement, the amendment provided that any transaction fees due will be offset against the last two above payments before any amounts are due to that former director. Effective February 1, 2024, the Company added an additional Statement of Work (“SOW”) to the consulting agreement with the same entity. As compensation for the SOW, the entity received $25,000 per month. The SOW was cancelable with ten days’ notice. The consulting agreement and SOW, through mutual consent, were terminated as of April 30, 2024. There were no transaction fees paid through that date. Effective May 1, 2024, the former non-independent director became President of the Company and effective January 1, 2025 became Co-Chief Executive Officer and effective January 1, 2026 became the Chief Executive Officer.

During 2020, a New Jersey corporation, talkMD Clinicians, PA (“talkMD”), was formed by the wife of the Executive Chairman, who is a licensed physician, to provide telehealth services. talkMD was determined to be a variable interest entity (“VIE”) for financial reporting purposes because the entity will be controlled by the Company. As of December 31, 2025, talkMD had not yet commenced operations. Cumulatively, the Company has paid approximately $6,500 on behalf of talkMD for income taxes.

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Board of Directors, Committees and Subcommittees of the Board

Fiscal Year 2025

Name	Board	Compensation	Audit	Governance	Cybersecurity
Mahmud Haq	x*
A. Hadi Chaudhry (a)	x				x
Anne M. Busquet	x	x	x*
John N. Daly (b)	x	x*	x
Bill Korn	x
Cameron P. Munter (c)	x	x		x*
Lawrence S. Sharnak	x		x	x	x*
x Member
* Chairperson

(a) Mr. Chaudhry is no longer a director as of March 10, 2026.

(b) Mr. Daly served as a director and a member of the Audit Committee until his passing in November 2025.

(c) Mr. Munter was appointed to the Audit Committee on March 24, 2026.

Executive Officers and Directors

The following table sets forth information regarding our directors and executive officers.

Name	Age	Position(s)
Mahmud Haq	66	Executive Chairman
A. Hadi Chaudhry	49	Chief Strategy Officer
Stephen Snyder	49	Chief Executive Officer
Anne M. Busquet	76	Director
Bill Korn	68	Director
Cameron P. Munter	71	Director
Norman Roth	70	Interim Chief Financial Officer and Corporate Controller
Lawrence S. Sharnak	72	Director
Crystal Williams	43	President

Mahmud Haq is our founder, and served as our Chief Executive Officer and Chairman of the Board since our inception in 2001 through 2017. He currently serves as our Executive Chairman, which he became in January 2018. Prior to founding CareCloud, Mr. Haq served as the Chief Executive Officer and President of Compass International Services Corporation from 1997 to 1999. During that time, Mr. Haq also served on its Board of Directors. From 1985 to 1996, Mr. Haq held various senior executive positions at American Express, including Vice President ̵ Risk Management of Global Collections for the Travel Related Services division (1994-1996). Mr. Haq received a Bachelor of Science in Aviation Management from Bridgewater State College and holds an M.B.A. from Clark University with a concentration in Finance.

A. Hadi Chaudhry is currently our Chief Strategy Officer. From April 11, 2019 to March 10, 2026, Mr. Chaudhry served as a member of our Board of Directors. Mr. Chaudhry became Co-Chief Executive Officer in January of 2025 to December 2025 and effective January 1, 2026 became the Chief Strategy Officer. He became President in January 2018 and Chief Executive Officer in March 2021. Mr. Chaudhry joined CareCloud in October 2002 as manager of IT, and later served as general manager, chief information officer and VP of global operations. Mr. Chaudhry has extensive healthcare IT experience, and served in various roles in the banking and IT sector prior to joining CareCloud. Mr. Chaudhry has a Bachelor of Science in Mathematics and Statistics and holds numerous information technology certifications.

Stephen Snyder is currently our Chief Executive Officer. He became Co-Chief Executive Officer in January 2025 and effective January 1, 2026 became the Chief Executive Officer. From June 2022 through May 2024, Mr. Snyder served as a consultant to the Company. Mr. Snyder rejoined the Company in May 2024 as President. Mr. Snyder initially joined the Company in August 2005 as General Counsel, and later served in various capacities including COO, Chief Strategy Officer, President and CEO through June 2022. He has extensive experience in healthcare IT, acquisitions, and healthcare law. He earned his BA, magna cum laude, from Montclair State University and his J.D. from Rutgers University, where he served as senior editor of a law journal. Mr. Snyder is licensed to practice law in New Jersey and New York and actively volunteers his time to support First Amendment work.

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Anne M. Busquet joined CareCloud’s Board of Directors in July 2014 and is the Chairperson of our Audit Committee. Ms. Busquet is presently the President of AMB Advisors, and has over three decades of executive business experience with American Express and Interactive Corp (IAC). She has led several successful businesses and served on various boards, including InterContinental Hotels Group (IHG) and Blyth, Inc. Currently, Ms. Busquet serves on the Board of Pitney Bowes and Elior Group and is also a Trustee on the Board of Overseers for Columbia University, Business School and the French Institute Alliance Francaise. Ms. Busquet graduated from Cornell University and received her MBA from Columbia University.

Bill Korn has served as a member of our Board of Directors since October 2023. Prior to becoming a director, Mr. Korn served as our Chief Financial Officer since July 2013, became Chief Strategy Officer in May 2023 and retired in October 2023. Prior to joining CareCloud, Mr. Korn served as the Chief Financial Officer for six other early-stage technology businesses. From January 2013 until he joined us, Mr. Korn served as the Chief Financial Officer of SnapOne, Inc., a developer of cloud-based applications for mobile devices, and from June 2012 until December 2012, Mr. Korn performed private advisory work. Prior to that, from August 2002 to June 2012, Mr. Korn was the Chief Financial Officer of Antenna Software, Inc. Earlier in his career, Mr. Korn spent ten years with IBM, where he served on the senior management team that created IBM’s services strategy in the 1990s. Currently, Mr. Korn serves on the Board of Jerash Holdings (US), Inc. (Nasdaq: JRSH), where he is Chairman of the Audit Committee. Mr. Korn received his Bachelor of Arts in Economics magna cum laude from Harvard College and his Master of Business Administration from Harvard Business School.

Cameron P. Munter has served as a member of our Board of Directors since June 2013, and is the Chairman of our Nominating and Governance Committee and a member of our Compensation Committee. Mr. Munter served as the U.S. Ambassador to Pakistan from October 2010 through July 2012 and as President and CEO of the EastWest Institute, an international, non-partisan organization through June 2019. Prior to these appointments, Mr. Munter held a variety of high-profile diplomatic positions in Iraq and also served as U.S. Ambassador to Serbia from March 2007 to March 2009. Mr. Munter received his Bachelor of Arts, magna cum laude, from Cornell University and doctoral degree in Modern European History from the Johns Hopkins University. He currently serves as Distinguished Senior Fellow at the Atlantic Council and is international advisor to the Czech investment firm PPF.

Norman Roth serves as our Interim Chief Financial Officer and Corporate Controller and Principal Accounting Officer. Mr. Roth joined CareCloud as our Controller and Principal Accounting Officer in September 2014. Prior to joining CareCloud, Mr. Roth worked as a forensic accountant since 2003 primarily in the accounting malpractice area. From 1991 through 2002, Mr. Roth served as the Director of External Reporting, Treasury and Tax and later as Business Manager of WWOR-TV. Mr. Roth began his career at Ernst & Young LLP in 1977 and left as a senior manager after 13 years of service. Mr. Roth received his Bachelor of Arts degree summa cum laude from Rutgers College and his Master of Business Administration -Taxation from Fairleigh Dickinson University. Mr. Roth is a certified public accountant and a certified fraud examiner.

Lawrence Sharnak joined CareCloud’s Board of Directors in April of 2020. Before joining CareCloud, Mr. Sharnak served at American Express for more than 30 years where he led in a variety of senior leadership roles. While working at American Express, Mr. Sharnak was also the founding sponsor of several employee networks including the Asian Network (ASA), the Professional Orientation and Development Program (P.O.D), and the Consumer Card Diversity Team. Currently, Mr. Sharnak is on the Board of Advisors for Cinch Board Services and he previously held board seats at Teach for America New Jersey, A+ for Kids, Consultants to Go, and Boca Grove. Mr. Sharnak received his BBA degree from the University of Massachusetts and his MBA from Babson College.

Crystal Williams serves as our President since January 1, 2025. Previously, Ms. Williams served as our Chief Operating Officer from May 2024 through December 2024 and as Vice President of Operations from June 2020 through April 2024. In her current role, she oversees the Company’s global operations, client success, and revenue cycle management services, with a focus on operational performance, client retention, and the deployment of artificial intelligence across CareCloud’s healthcare technology platform. Ms. Williams has more than 20 years of experience in healthcare technology and revenue cycle management. Prior to joining CareCloud, she held leadership roles at GE Healthcare for 7 years, a public healthcare technology company, and later at Meridian Medical for 11 years, a private equity–backed healthcare services organization, where she oversaw large operational teams and enterprise healthcare clients, focusing on improving financial performance, operational efficiency, and client outcomes. Ms. Williams brings extensive experience in healthcare IT, operational strategy, and revenue cycle management, with deep expertise in Lean Six Sigma methodologies and process improvement initiatives to drive operational performance and scalable growth.

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Committee Duties and Responsibilities

Audit Committee

●	Oversees management’s establishment and maintenance of processes to provide for the reliability and integrity of the accounting policies, financial statements, and financial reporting and disclosure practices of the Company.
●	Oversees management’s establishment and maintenance of processes to provide for an adequate system of internal control over financial reporting at the Company and assists with the oversight by the Board of Directors and the Corporate Governance Committee of the Company’s compliance with applicable laws and regulations.
●	Oversees management’s establishment and maintenance of processes to provide for compliance with the Company’s financial policies.
●	Oversees the independence of the independent registered public accounting firm and the qualifications and effectiveness of the independent registered public accounting firm.
●	Prepares the report of the Audit Committee for inclusion in the Company’s annual proxy statement in accordance with applicable rules and regulations.
●	Appoints, retains, and reviews the performance of the independent registered public accounting firm.
●	Evaluates the Committee’s performance annually.
●	Oversees the Cybersecurity Subcommittee:

●	Reviews with management the status of information technology systems.
●	Oversees the global data privacy and security regulations compliance and requirements applicable.
●	Reviews incident response plan and program.
●	Oversees the appointment and retention of third-party cybersecurity solutions.
●	Periodic reviews of ISMS.
●	Reviews insurance coverage.
●	Conducts annual performance evaluations.

Compensation Committee

●	Makes recommendations to the Board with respect to the structure of overall incentive compensation and equity-based plans applicable to executive officers or other employees and administers such plans.
●	Selects and retains outside consultants to review and recommend appropriate types and levels of executive compensation, with the sole authority to approve consultant fees and other retention terms. Terminates such consultants as necessary.
●	Prepares the report of the Compensation Committee for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations.
●	Evaluates the Committee’s performance annually.

Nominating and Corporate Governance Committee

●	Monitors compliance with the Company’s Global Code of Conduct and all applicable laws and regulations.
●	Notifies the Audit Committee of any matters regarding accounting, internal control, or audit matters of which the Committee has become aware as a result of monitoring the Company’s compliance efforts.
●	Identifies qualified candidates to serve on the Board, including candidates recommended by shareholders, and reviews Board candidate qualifications, selection criteria, and any potential conflicts with the Company’s interests.

Director Compensation Table (Fiscal Year 2025)

The following table sets forth the compensation paid to the non-executive directors of the Company in fiscal year 2025:

Name	Fees Earned or Paid in Cash	Stock Awards (1)(2)	Total
Anne M. Busquet	$58,000	$92,288	$150,288
John N. Daly	44,000	213,888	257,888
Bill Korn	48,000	92,288	140,288
Cameron P. Munter	48,000	92,288	140,288
Lawrence S. Sharnak	48,000	92,288	140,288

(1)	During the third quarter of 2025, the outside Board members were awarded 25,000 shares each of restricted stock units that vest in 25% increments over the next two years beginning in February 2026. Those amounts are not included in the above table as vesting did not begin until February 2026. The stock awards received by the Board above represent RSUs awards that vested in 2025.
(2)	As of December 31, 2025, there were 40,000 restricted stock units outstanding for Ms. Busquet and Messrs. Munter, Sharnak and Korn. Mr. Daly received all of his outstanding restricted stock units at the time of his passing.

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Summary Executive Compensation Table

The following table is a summary of certain information concerning the compensation earned by our Named Executive Officers for fiscal years 2025 and 2024:

Name and Principal Position	Salary (1)	Bonuses (2)	Stock Awards (3)	All Other Compensation (4)(5)(6)	Total
2025
Mahmud Haq, Executive Chairman	$300,000	$-	$-	$30,185	$330,185
A. Hadi Chaudhry, Co-CEO	300,000	-	-	9,346	309,346
Norman Roth, Interim CFO and Corporate Controller	258,027	-	-	7,720	265,747
Stephen A. Snyder, Co-CEO	300,000	-	-	9,346	309,346
Crystal Williams, President	250,000	-	-	7,928	257,928

2024
Mahmud Haq, Executive Chairman	$300,000	$219,600	$-	$28,212	$547,812
A. Hadi Chaudhry, CEO	300,000	219,600	-	9,000	528,600
Norman Roth, Interim CFO and Corporate Controller	243,308	183,000	20,545	10,743	457,596
Stephen A. Snyder, President	188,077	219,600	-	8,942	416,619

(1)	Includes amounts contributed by the Named Executive Officers to our 401(k) plan.
(2)	In February 2024, the Compensation Committee of the Board of Directors awarded bonuses to Messrs. Haq, Chaudhry and Roth on achieving specified operating results for 2024. A similar bonus was awarded to Mr. Snyder in April 2024. These shares vested in December 2024. The shares are valued at their fair value as of the vesting date.
(3)	The stock awards reflected above represent common stock restricted stock units that vested in 2024 that were previously awarded. The stock awards are valued at their fair value as of the vesting date. There were no restricted stock units that vested in 2025.
(4)	Does not include perquisites and other personal benefits, the aggregate amount of which with respect to each of the Named Executive Officers does not exceed $10,000 reported for the fiscal year presented.
(5)	Includes our matching contribution to the 401(k) plan equal to 50% match on the first 6% of the employee’s compensation which is available to all employees who participate in the plan.
(6)

Excludes group life insurance, health care insurance, long-term disability insurance and similar benefits provided to all employees that do not discriminate in scope, terms or operations in favor of the Named Executive Officers.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company for each of the last three completed calendar years. In determining the “compensation actually paid” to our Named Executive Officers (“NEOs”), we are required to make various adjustments to amounts that have previously been reported in the Summary Compensation Table in previous years, as the SEC’s calculation method for this section differs from those required in the Summary Compensation Table. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and its Principal Executive Officer (“PEO”) and NEOs pay.

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Pay Versus Performance Table

The table below presents information on the compensation of our PEO and our other NEOs in comparison to certain performance metrics for 2025, 2024 and 2023. The metrics are not those that the Compensation Committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table (“SCT”) reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the SCT total values for the applicable year as described in the footnotes to the table.

	Summary Compensation Table Total for PEOs (1) (2)		Compensation Actually Paid to PEOs (3)		Average Summary Compensation Table Total for Non-PEO	Average Compensation Actually Paid to Non-PEO	Value of Initial Fixed $100 Investment Based on Total Shareholder	Net Income (Loss) (7)
Year	PEO 1	PEO 2	PEO 1	PEO 2	NEOs (4)	NEOs (5)	Return (6)	($000’s)
2025	$309,346	309,346	$309,346	$309,346	$284,620	$284,620	$104	$10,798
2024	528,600	-	450,240	-	474,009	447,889	130	7,851
2023	634,035	-	391,680	-	659,815	403,250	54	(48,674)

(1)	A. Hadi Chaudhry (“PEO 1”) and Stephen Snyder (“PEO 2”) served as our PEOs for 2025. A. Hadi Chaudhry served as the PEO for the years 2023 and 2024.

(2)	Amounts in this column represent the “Total” column set forth in the SCT on page 13. See the footnotes to the SCT for further detail regarding the amounts in these columns.

(3)	The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our consolidated financial statements under GAAP).

The following table reflects the adjustments made to SCT total compensation to compute CAP for the position of PEO and average CAP for our other NEOs.

	PEO 1					PEO 2
Year	SCT Total	Equity Deductions From SCT Total (a)	CAP of Equity Vesting During FY (b)	CAP of Unvested Equity at FYE (c)	Compensation Actually Paid	SCT Total	Equity Deductions From SCT Total	CAP of Equity Vesting During FY (a)	CAP of Unvested Equity at FYE (b)	Compensation Actually Paid
2025	$309,346	$-	$-	$-	$309,346	$309,346	$-	$-	$-	$309,346
2024	528,600	(219,600)	141,240	-	450,240	-	-	-	-	-
2023	634,035	(325,035)	4,320	78,360	391,680	-	-	-	-	-

	Non-PEO NEOs
Year	SCT Total	Average Equity Deductions from SCT Total (a)	Average CAP of Equity Vesting During FY (b)	Average CAP of Unvested Equity at FYE (c)	Average Compensation Actually Paid
2025	$284,620	$-	$-	$-	$284,620
2024	474,009	(214,248)	188,128	-	447,889
2023	659,815	(299,955)	4,210	39,180	403,250

(a)	The amount in these columns represent the grant date fair value of equity-based awards granted during each year. (For this purpose, the fair value of equity awards is computed in a manner consistent with the fair value methodology used to report Outstanding Equity Awards at Fiscal Year-End. This may result in a difference in the share value input used for the fair value calculation at year-end when compared to share value used for performance-based share awards at the time of the award).

(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (ii) for awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year).

(c)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(4)	Our non-PEO named executive officers included Mahmud Haq for 2023, 2024 and 2025, Bill Korn through October 6, 2023, Stephen Snyder from May 1, 2024 to December 31, 2024, Norman Roth for 2024 and 2025 and Crystal Williams for 2025. The dollar amounts reported in this column represent the average of the amounts reported for the Company’s NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. See note (3) above.

(5)	The dollar amounts reported in this column represent the average amount of CAP to the NEOs as a group, as computed in accordance with the Pay Versus Performance Rules. They do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year.

(6)	Cumulative total shareholder return (“TSR”) is calculated by dividing the difference between the Company’s share price at the end (December 31, 2025) and the beginning (January 1, 2023) of the measurement period by the Company’s share price at the beginning of the measurement period. There were no dividends for the Common Stock.

(7)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited consolidated financial statements for the applicable year. While the Company does not use net income (loss) as a performance measure in its executive compensation program, the measure of net income (loss) is correlated with the measure adjusted EBITDA (a non-GAAP measure) which the Company does use when setting goals in the Company’s incentive compensation program.

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Relationship Between Pay and Performance

Below are graphs showing the relationship of “compensation actually paid” to our PEO and the average for our Non-PEO NEOs in 2025, 2024 and 2023 relative to (i) the Company’s TSR and (ii) the Company’s net income (loss).

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2025, the Compensation Committee of the Board of Directors was comprised of John N. Daly (through November 2025), Anne Busquet (November - December 2025) and Cameron P. Munter. None of these individuals, during the fiscal year ended December 31, 2025, were an officer or employee of the Company. None of these individuals were formerly an officer of the Company.

During the fiscal year ended December 31, 2025, Mr. Daly received $44,000 and Mr. Munter received $48,000 in director compensation, exclusive of compensation received in the form of stock.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and set forth in this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.

COMPENSATION COMMITTEE

John N. Daly (through November 2025)

Anne M. Busquet (November - December 2025)

Cameron P. Munter

Executive Employment Arrangements

During 2025, we were party to employment agreements with each of Messrs. Chaudhry, Haq and Snyder and Ms. Williams (the “Employment Agreements”). Each of the Employment Agreements has a two-year term unless earlier terminated, and is automatically renewed at the end of the initial term and annually thereafter in each case, for a one-year term, unless either party provides at least ninety days’ prior written notice of non-renewal.

Each Employment Agreement provides for the payment of base salary and bonus, as well as customary employee benefits. Under each of the Employment Agreements, if the executive’s employment is terminated by the Company without “cause” or by the executive if a “material demotion” occurs (as such terms are defined in the applicable Employment Agreement), the executive shall receive salary continuation payments for the remainder of the contractual term, but in no event for less than twenty-four months or six months for the president of the Company. In addition to salary continuation payments, executive shall receive payment of “COBRA” premiums for the executive and his dependents as long as the executive does not become eligible for health coverage through another employer during this severance period. Each of the Employment Agreements also restricts the executive from engaging in a competitive business during his employment and for 12 months thereafter, or soliciting our employees and customers during his employment and for 12 months thereafter.

Our Compensation Committee, currently comprised of Mr. Munter and Ms. Busquet, are tasked with discharging the Board of Directors’ responsibilities related to oversight of compensation of named executive officers and ensuring that our executive compensation program meets our corporate objectives. The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of our named executive officers, as well as evaluating their performance in light of those goals and objectives. Based on this review and evaluation, as well as on input from our Chief Executive Officer regarding the performance of our other named executive officers and his recommendations as to their compensation, the Committee will determine and approve each named executive officer’s compensation annually. As a public company, our named executive officers will not play a role in their own compensation determinations.

Outstanding Equity Awards at Fiscal Year-End 2025

There were no outstanding equity awards for our named executive officers at December 31, 2025.

Employee Benefit Plans

Amended and Restated Equity Incentive Plan. The purpose of the Amended and Restated Equity Incentive Plan (the “Equity Plan”) is to promote our success by linking the personal interests of our employees (including executive officers), directors and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance. As of December 2025, there were approximately 3,650 employees (including executive officers) eligible to participate in the Equity Plan. The Equity Plan authorizes the grant of awards in any of the following forms:

●	Options to purchase shares of common stock, which may be non-statutory stock options or incentive stock options under the Internal Revenue Code (the “Code”). The exercise price of an option granted under the Equity Plan may not be less than the fair market value of our common stock on the date of grant. Stock options granted under the Equity Plan have a term of ten years.

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●	Stock appreciation rights, or SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the base price of the stock appreciation right. The base price of a SAR may not be less than the fair market value of our common stock on the date of grant. SARs granted under the Equity Plan have a term of ten years.

●	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee.

●	Restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance goals set by the Compensation Committee.

●	Performance stock and cash settled awards, which represent the right to receive shares of common stock or cash, as applicable, in the future upon the attainment of certain stated performance goals.

●	Preferred stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee.

●	Other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants.

All awards are evidenced by a written award certificate between CareCloud and the participant, which includes such provisions as may be specified by the Compensation Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.

Awards to Non-Employee Directors. Awards granted under the Equity Plan to non-employee directors may be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Committee may not make discretionary grants under the Equity Plan to non-employee directors.

Shares Available for Awards: Adjustments. Subject to adjustment as provided in the Equity Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the Equity Plan at December 31, 2025 was 374,683. Also at December 31, 2025, 16,000 shares of 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock were reserved and available for issuance under the Equity Plan. In the event of a nonreciprocal transaction between CareCloud and its shareholders that causes the per share value of the common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the Equity Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the Equity Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Administration. The Equity Plan is administered by the Compensation Committee. The Committee has the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Equity Plan; and make all other decisions and determinations that may be required under the Equity Plan. The Board of Directors may at any time administer the Equity Plan. If it does so, it will have all the powers of the Compensation Committee under the Equity Plan. In addition, the Board may expressly delegate to a special committee some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not executive officers.

Limitations on Transfer: Beneficiaries. No award is assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value) where the Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

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Treatment of Awards upon a Participant’s Death or Disability. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:

●	all of that participant’s outstanding options and SARs will become exercisable to the extent the participant was entitled to exercise such option or SAR, but only within the period ending on the earlier of (i) twelve (12) months with respect to a termination due to disability and eighteen (18) months with respect to a termination due to death, and (ii) the term of the option or SAR;

●	shares of common stock and outstanding awards which have not vested at the time of the termination of service may be forfeited; and

●	the payout opportunities attainable under all of that participant’s outstanding performance-based awards may be forfeited and the awards may payout on a pro rata basis, based on the time elapsed prior to the date of termination.

Treatment of Awards upon a Change in Control. Unless subject to additional acceleration of vesting and exercisability as may be provided in an award certificate or any special plan document governing an award, outstanding awards will be subject to one-year acceleration of vesting as provided in the Plan upon a change in control.

Termination and Amendment. The Equity Plan will terminate on January 17, 2027. The Board or the Compensation Committee may, at any time and from time to time, terminate or amend the Equity Plan, but if an amendment to the Equity Plan would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the Equity Plan may adversely affect any award previously granted under the Equity Plan without the written consent of the participant. Without the prior approval of our shareholders, the Equity Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.

From time to time, the Company grants restricted stock units (“RSUs”) to its employees, including our named executive officers. Historically, the Company has granted RSUs annually each fiscal year to certain employees, which grants are typically approved at the regularly scheduled meetings of the Compensation Committee of the Board of Directors. The Compensation Committee grants RSUs to executive officers normally at the beginning of each year to vest upon the achievement of various performance goals for the forthcoming year. The Compensation Committee determines if those performance goals have been achieved based on the annual financial results in determining whether to vest the shares granted. Since the vesting does not occur until the end of the year when the financial results for the year are known, there is minimal risk that material nonpublic information (“MNPI”) will affect the value of the executive compensation. During 2025, there were no RSU awards made. Aside from these RSUs, the Company did not grant any equity awards to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 10-Q or Form 8-K that discloses MNPI.

In addition to the annual grants, RSUs may be granted at other times during the year to new hires, employees receiving promotions, and in other special circumstances. The Company has not historically granted stock options or similar types of awards to its executive officers and employees and did not do so during the fiscal year ended December 31, 2025.

Also, non-employee directors receive automatic grants of initial and annual RSU awards, at the time of a director’s initial appointment or election to the board and at the time of the third quarter Board of Directors meeting, respectively, pursuant to the non-employee director compensation policy, as further described under the heading, “Director Compensation Table (Fiscal Year 2025).”

The Company does not otherwise maintain any written policies on the timing of awards of RSUs, stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any MNPI about the Company when determining the timing of RSU grants and does not seek to time the award of RSUs in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Amended and Restated Equity Plan Benefits

Benefits to be received by our executive officers, directors and employees as a result of the Equity Plan are not determinable, since the amount of grants of options and restricted stock made under the plan is discretionary. Set forth in the table below are the number of equity awards since inception and through December 31, 2025 that have been granted under the equity incentive plan to: (i) each of our named executive officers, (ii) our executive officers as a group, (iii) our current non-executive directors as a group and (iv) the other non-executives as a group. Shares which were forfeited are available to be re-granted under the Equity Plan.

Name	Common Stock Restricted Stock Units	Series A Preferred Stock Restricted Stock Units	Series B Preferred Stock Restricted Stock Units	Cash-Settled Awards
Mahmud Haq	255,000	72,000	36,000	-
A. Hadi Chaudhry	199,167	38,000	36,000	33,333
Stephen A. Snyder	487,500	58,000	22,000	-
Norman Roth	138,800	-	10,000	-
Crystal Williams	34,500	-	-	-
Executive Officers as a Group	1,114,967	168,000	104,000	33,333
Non-Executive Directors as a Group	1,132,000	60,000	20,000	-
Other Non-Executives as a Group	3,739,168	12,500	84,000	389,100

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Summary of the 2026 Equity Incentive Plan

The Board of Directors has approved, subject to shareholder approval, the CareCloud, Inc. 2026 Equity Incentive Plan. The 2026 Equity Incentive Plan is intended to replace or supplement the Company’s existing equity compensation plan and to provide flexibility to grant equity-based incentives that align the interests of employees, executives, and directors with those of shareholders.

Because the material terms of the 2026 Equity Incentive Plan are substantially similar to those of the Company’s existing equity incentive plan, the following summary highlights the principal features of the 2026 Equity Incentive Plan.

Share Reserve

The 2026 Equity Incentive Plan authorizes the issuance of up to 1,000,000 shares of the Company’s common stock, subject to adjustment for stock splits, recapitalizations, and similar events. Shares subject to awards that expire, are forfeited, or are settled in cash generally will again become available for issuance under the 2026 Equity Incentive Plan.

Eligibility

Employees, officers, non-employee directors, and consultants of the Company and its affiliates are eligible to receive awards under the 2026 Equity Incentive Plan, as determined by the Compensation Committee of the Board of Directors (the “Committee”).

Types of Awards and Terms

The 2026 Equity Incentive Plan permits the grant of a variety of equity-based awards, including:

●	Incentive stock options,
●	Nonstatutory stock options,
●	stock appreciation rights,
●	restricted stock awards,
●	restricted stock unit awards,
●	performance stock awards,
●	performance cash-settled awards and
●	other stock awards.

The Committee has broad discretion to determine the terms and conditions of each award, including vesting schedules, performance conditions, and other restrictions, subject to the terms of the 2026 Equity Incentive Plan.

●	Exercise Price: The exercise price of stock options may not be less than the fair market value of the Company’s common stock on the date of grant (except as otherwise permitted in connection with substitute awards).
●	Vesting: Awards may vest based on continued service, the achievement of performance goals, or a combination of both, as determined by the Committee.
●	Term: Stock options and stock appreciation rights generally may not have a term longer than ten years from the date of grant.
●	Transferability: Awards are generally non-transferable, except as permitted by the Committee or by will or the laws of descent and distribution.

Administration

The 2026 Equity Incentive Plan will be administered by the Committee, which has the authority to interpret the plan, select participants, determine award terms, and make all other determinations necessary for plan administration.

Non-Employee Director Compensation Limit

The 2026 Equity Incentive Plan includes an annual limit on non-employee director compensation. The maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such director during the fiscal year, shall not exceed a total value of $300,000, calculated based on the grant date fair value of any awards for financial reporting purposes.

Tax Consequences

The following is a general summary of the U.S. federal income tax consequences of awards under the 2026 Equity Incentive Plan:

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Nonqualified Stock Options: No taxable income is generally recognized upon grant. Upon exercise, the participant recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares on the exercise date.

●	Incentive Stock Options: No taxable income is generally recognized upon grant or exercise for regular tax purposes; however, the spread at exercise may be subject to alternative minimum tax. Gains upon disposition may be taxed as capital gains if holding period requirements are met.
●	Restricted Stock / RSUs: Participants generally recognize ordinary income upon vesting (or settlement, in the case of RSUs) equal to the fair market value of the shares.
●	The Company generally is entitled to a tax deduction corresponding to the amount of ordinary income recognized by the participant, subject to applicable limitations.

This summary is not intended to be a complete discussion of all tax consequences.

2026 Equity Incentive Plan Benefits

As of the date of this proxy statement, no awards have been granted under the 2026 Equity Incentive Plan, and the Company has not determined any specific grants or allocations that will be made following shareholder approval. Any future awards under the 2026 Equity Incentive Plan will be made at the discretion of the Compensation Committee.

Accordingly, the benefits or amounts that may be received by or allocated to named executive officers, executive officers as a group, non-employee directors as a group, or employees are not presently determinable, and the following table is omitted.

The Company has no outstanding options, warrants or rights under the 2026 Equity Incentive Plan and no current plans to issue any.

Employee, Officer and Director Hedging

Pursuant to the Company’s Insider Trading Policy, employees, officers and directors of the Company are prohibited from engaging in 1) short sales of the Company’s securities, 2) transactions in “puts”, “calls” or other derivatives on Company stock on an exchange or in any other organized market, 3) hedging transactions, and 4) holding Company securities in a margin account or pledging Company securities as collateral for a loan. An exception may be granted where a person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge Company securities as collateral for a loan must submit a request for approval to the Company’s legal counsel or the Chief Financial Officer at least two weeks prior to the proposed execution of documents evidencing the proposed pledge.

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Insider Trading Policy

A portion of the compensation of certain of our employees and executive officers is delivered in the form of equity awards. These awards contain vesting requirements related to service, and also require satisfaction of certain performance criteria to obtain a payout. This compensation design is intended to align employee and executive compensation with the performance expected by our shareholders. Following delivery of the shares of our common and preferred stock under such equity awards, once any applicable service or performance-based vesting standards have been satisfied, our employees and executive officers from time to time engage in the open-market sale of some of those shares for diversification or other personal reasons. Our employees and executive officers may also engage from time to time in other transactions involving our securities.

Transactions in our securities by our directors and Section 16 officers are required to be made in accordance with our Insider Trading Policy, which, among other things, requires that the transactions be in accordance with applicable U.S. federal securities laws that prohibit trading while in possession of material nonpublic information. Rule 10b5-1 under the Exchange Act provides an affirmative defense that enables directors and officers to prearrange transactions in the Company’s securities in a manner that avoids concerns about initiating transactions while in possession of material nonpublic information. Our Insider Trading Policy permits our directors and officers to enter into trading plans designed to comply with Rule 10b5-1. The complete copy of the insider trading policy can be found as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 12, 2026. It is also available on our website at https://ir.carecloud.com/corporate-governance/governance-documents.

Report of the Audit Committee

The Board of Directors of CareCloud has a separately designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CareCloud’s Audit Committee currently has three members: Ms. Anne M. Busquet, who serves as the Chairperson, Mr. Lawrence S. Sharnak and Mr. Cameron Munter. The Audit Committee is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the Nasdaq Stock Market and the SEC. The Board of Directors has determined that Ms. Busquet meets the criteria and definition of an “audit committee financial expert” pursuant to Item 407(d) of Regulation S-K. The Audit Committee operates pursuant to a charter that is available on the Investor Relations section of our website at https://ir.carecloud.com/corporate-governance/governance-documents.

Management has primary responsibility for CareCloud’s internal accounting controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of CareCloud’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report as a result of such audit. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee serves as a focal point for communication among the Board of Directors and its committees, the independent registered public accounting firm and management, as the respective duties of such groups, or their constituent members, relate to CareCloud’s financial accounting and reporting and to its internal controls.

In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements in CareCloud’s Annual Report on Form 10-K for the year ended December 31, 2025. These discussions included the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee also discussed with the independent registered public accounting firm its independence from CareCloud and its management, including the written disclosures and letter submitted to the Audit Committee by the independent registered public accounting firm as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors (and the Board of Directors approved) that the audited consolidated financial statements be included in CareCloud’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.

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AUDIT COMMITTEE

Anne M. Busquet

Cameron Munter

Lawrence S. Sharnak

Relationship with Independent Registered Public Accounting Firms

Independent Registered Public Accounting Firms

Effective March 25, 2024, the Audit Committee approved the appointment of Rosenberg Rich Baker Berman, P.A. (“RRBB”) as the Company’s new independent registered public accounting firm commencing for its quarter ending March 31, 2024 and its fiscal year ending December 31, 2024.

In connection with the Company’s appointment of RRBB as the Company’s independent registered public accounting firm, the Company had not consulted RRBB on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Effective August 14, 2025, the Company, with the approval of the Audit Committee of the Company, accepted the resignation of RRBB as the Company’s independent registered public accounting firm.

During the Company’s fiscal year ended December 31, 2024 and through August 14, 2025, the Company has not had any disagreement with RRBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to RRBB’s satisfaction, would have caused RRBB to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements.

In addition, during the Company’s fiscal year ended December 31, 2024 and through August 14, 2025, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. RRBB’s reports on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2024 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Representatives of RRBB are not expected to be present at the Annual Meeting.

Effective August 14, 2025, the Audit Committee approved the appointment of Tanner LLP as the Company’s new independent registered public accounting firm commencing for its quarter ending September 30, 2025 and its fiscal year ending December 31, 2025.

In connection with the Company’s appointment of Tanner LLP as the Company’s independent registered public accounting firm, the Company had not consulted Tanner LLP on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s fiscal year ended December 31, 2025, the Company has not had any disagreement with Tanner LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to Tanner LLP’s satisfaction, would have caused Tanner LLP to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements.

In addition, during the Company’s fiscal year ended December 31, 2025, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. RRBB’s reports on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2025 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Representatives of Tanner LLP are not expected to be present at the Annual Meeting.

The Company provided RRBB and Tanner LLP with a copy of the disclosures we are making in this Proxy Statement. Neither RRBB nor Tanner LLP has provided the Company with a statement to be included in this Proxy Statement indicating that it believes the statements made above are incorrect or incomplete.

Independent Registered Public Accounting Firm Fees

The following table summarizes the fees billed to us by our independent registered public accounting firms for each of the last two fiscal years.

Fees	2025	2024
Audit Fees to Tanner LLP	$480,000	$-
Audit-Related Fees to Tanner LLP	-	-
Tax Fees to Rosenberg Tanner LLP	-	-
Audit Fees to Rosenberg Rich Baker Berman, P.A.	60,000	400,000
Audit-Related Fees to Rosenberg Rich Baker Berman, P.A.	-	-
Tax Fees to Rosenberg Rich Baker Berman, P.A.	100,000	100,000
All Other Fees	-	-
Total Fees	$640,000	$500,000

All services performed for us by Tanner LLP and RRBB during 2025 and 2024 were pre-approved by the Audit Committee, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services. The Audit Committee pre-approves all work performed by its independent register public accounting firm.

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Matters to Be Acted Upon

1.	Election of Directors.

(Item 1 on proxy card)

You will have the opportunity to elect two members to our Board of Directors, which will consist of five members, at the Annual Meeting. The directors will be elected for a two-year term. Two of the directors, Mahmud Haq and Cameron Munter, were elected to a two-year term that commenced in 2024 and have been nominated for re-election. Our other directors were elected to serve until the 2027 Annual Meeting of Shareholders.

The Board of Directors has nominated the following nominees for election as directors at the Annual Meeting:

Mahmud Haq is our founder, and served as our Chief Executive Officer and Chairman of the Board since our inception in 2001 through 2017. He currently serves as our Executive Chairman, which he became in January 2018. Prior to founding CareCloud, Mr. Haq served as the Chief Executive Officer and President of Compass International Services Corporation from 1997 to 1999. During that time, Mr. Haq also served on its Board of Directors. From 1985 to 1996, Mr. Haq held various senior executive positions at American Express, including Vice President ̵ Risk Management of Global Collections for the Travel Related Services division (1994-1996). Mr. Haq received a Bachelor of Science in Aviation Management from Bridgewater State College and holds an M.B.A. from Clark University with a concentration in Finance.

Cameron P. Munter has served as a member of our Board of Directors since June 2013, and is the Chairman of our Nominating and Governance Committee and a member of our Compensation Committee. Mr. Munter served as the U.S. Ambassador to Pakistan from October 2010 through July 2012 and as President and CEO of the EastWest Institute, an international, non-partisan organization through June 2019. Prior to these appointments, Mr. Munter held a variety of high-profile diplomatic positions in Iraq and also served as U.S. Ambassador to Serbia from March 2007 to March 2009. Mr. Munter received his Bachelor of Arts, magna cum laude, from Cornell University and doctoral degree in Modern European History from the Johns Hopkins University. He currently serves as Distinguished Senior Fellow at the Atlantic Council and is international advisor to the Czech investment firm PPF.

The Board of Directors unanimously recommends a vote FOR the election of the nominees named above.

2.	Say-On-Pay Proposal.

(Item 2 on proxy card)

As required by Section 14A of the Exchange Act, you will have the opportunity to vote on an advisory basis on the compensation of the Company’s named executive officers, as disclosed in CareCloud, Inc.’s Proxy Statement for the 2026 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in such proxy statement of CareCloud, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board, the Compensation Committee or the Company. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our named executive officers.

The Company is required to seek a shareholder vote on the frequency of the advisory Say-On-Pay vote (the “SOP Frequency Vote”) every six years. In 2023, management recommended and shareholders approved an annual advisory Say-On-Pay vote. The next SOP Frequency Vote is expected to be held at our 2029 Annual Meeting of shareholders.

The Board of Directors unanimously recommends a vote FOR the Say-On-Pay Proposal.

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3.	Approve the CareCloud 2026 Equity Incentive Plan.

(Item 3 on proxy card)

CareCloud’s Board approved, subject to shareholder approval, the CareCloud 2026 Equity Incentive Plan on March 24, 2026. In accordance with NASDAQ requirements, we are now asking shareholders to approve the 2026 Equity Incentive Plan.

The purpose of the 2026 Equity Incentive Plan is to promote CareCloud’s long term financial success, to attract, retain and reward persons who can contribute to the Company’s success and to further align the participants’ interest with those of CareCloud’s shareholders.

Upon shareholder approval of the 2026 Equity Incentive Plan, the Company’s Amended and Restate Equity Incentive Plan (the “Equity Plan”) will be frozen and no new awards will be able to be made under the Equity Plan.

If the 2026 Equity Incentive Plan is not approved by our shareholders, it will not be adopted and we will continue to operate under the Equity Plan until it expires on January 17, 2027 or no longer has shares available for issuance. In the event the 2026 Equity Incentive Plan is not approved and the Equity Plan expires or no longer has shares available for issuance, we believe that higher cash compensation may be required to attract and retain key employees and other individuals.

A copy of the 2026 Equity Incentive Plan is attached hereto as Appendix A.

The Board of Directors unanimously recommends a vote FOR the approval of the 2026 Equity Incentive Plan.

4.	Approve the appointment of Tanner LLP as our independent registered public accounting firm for the year ending December 31, 2026.

(Item 4 on proxy card)

Shareholders are also being asked to approve the appointment of Tanner LLP as our independent registered public accounting firm for the year ending December 31, 2026. If the appointment of Tanner LLP is not approved by the shareholders, the matter of the appointment of an independent register public accounting firm will be considered by the Audit Committee and the Board.

The Board of Directors unanimously recommends a vote FOR the appointment of Tanner LLP.

Required Vote

As to Item 1, the Election of Directors, the nominees must receive a plurality of the voting power, entitled to vote for the election of directors, of the shares present or represented by proxy at the meeting in order to be elected. This means that each director candidate receiving the highest number of votes “for” their election will be elected to the Board of Directors. As to Items 2, 3, and 4, the vote required for the approval of such proposals is a majority of the voting power, entitled to vote for such proposal, of the shares present or represented by proxy at the meeting.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of any class of our equity securities, who collectively we refer to as “insiders,” to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Our insiders are required by the SEC to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the reports that have been filed by or on behalf of such insiders in this regard, we believe that during the fiscal year ended December 31, 2025, our directors and executive officers complied with all Section 16(a) filing requirements.

OTHER BUSINESS

Our Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Shareholders. We have not been informed by any of our shareholders of any intention to propose any other matter to be acted upon at the Annual Meeting. The persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any other business as may properly come before the Annual Meeting. As to any such other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, will be mailed without charge to any beneficial owner of our common stock, upon written or oral request. Requests for the Annual Report on Form 10-K should be addressed to: Investor Relations, CareCloud, Inc., 7 Clyde Road, Somerset, NJ 08873 or by telephone at (732) 873-5133. The Form 10-K includes certain exhibits. Copies of the exhibits will be provided only upon receipt of payment covering our reasonable expenses for such copies. The Form 10-K and exhibits may also be obtained from our investor relations website, https://ir.carecloud.com/sec-filings or directly from the SEC’s website, http://www.sec.gov/edgar.shtml.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Notice of Internet Availability is being delivered to multiple security holders sharing an address unless we receive contrary instructions from one or more of the security holders. We shall deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify us that the security holder wishes to receive a separate copy of the Notice of Internet Availability by sending a written request to us at Investor Relations, CareCloud, Inc., 7 Clyde Road, Somerset, NJ 08873, or by calling us at (732) 873-5133. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future proxy statements, if any, Notices of Internet Availability, and annual reports of the Company.

SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals intended for inclusion in our proxy statement and form of proxy relating to our 2027 Annual Meeting of Shareholders must be received by us not later than December 16, 2026. If we hold our 2027 Annual Meeting of Shareholders more than 30 days before or after June 4, 2027 (the one-year anniversary date of the 2026 Annual Meeting of Shareholders), we will disclose the new deadline by which shareholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform shareholders. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to: Corporate Secretary, CareCloud, Inc., 7 Clyde Road, Somerset, New Jersey 08873.

Our bylaws also establish an advance notice procedure for shareholders who wish to present a proposal before an annual meeting of shareholders but do not intend for the proposal to be included in our proxy statement. Under our bylaws, director nominations and other business may be brought at an Annual Meeting of Shareholders only by or at the direction of our Board of Directors or by a shareholder entitled to vote who has submitted a proposal in accordance with the requirements of our bylaws as in effect from time to time. Notice of Shareholder proposals for the 2027 Annual Meeting of Shareholders, other than proposals intended for inclusion in our proxy statement as set forth in the preceding paragraph, must be received by the Corporate Secretary at our principal executive offices between January 30, 2027 and March 1, 2027. This advance notice period is intended to allow all shareholders an opportunity to consider all business and nominees expected to be considered at the meeting. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. In addition to satisfying the deadlines in the advance notice provision of our bylaws, a shareholder who intends to solicit proxies in support of director nominees, other than our nominees, for our 2027 Annual Meeting of Shareholders must provide the notice required under Rule 14a-19 under the Exchange Act to our Corporate Secretary no later than April 5, 2027.

Only such proposals as are (1) required by the rules of the SEC and (2) permissible under the Delaware General Corporation Law will be included on the 2027 Annual Meeting of Shareholders agenda. If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

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VOTE ON INTERNET

Go to https://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on May 29, 2026.

CONTROL #
* SPECIMEN *
1 MAIN STREET ANYWHERE PA 99999-9999	VOTE BY MAIL Mark, sign and date your proxy and return it in the envelope we have provided to: 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held on June 4, 2026 at 11:00 a.m. Local Time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Shareholders – CareCloud, Inc.

▼	DETACH CARD HERE TO VOTE BY MAIL	▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES.

(1)	Election of Directors:

☐	FOR NOMINEE LISTED BELOW (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

01	Mahmud Haq	02	Cameron Munter

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SAY-ON-PAY PROPOSAL.

(2)	Nonbinding Say-On-Pay Proposal:

INSTRUCTION: ADVISORY VOTE TO APPROVE THE EXECUTIVE COMPENSATION PROGRAMS OF THE COMPANY NOTED IN PROPOSAL 2.

☐ For	☐ Against	☐ Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE 2026 EQUITY INCENTIVE PLAN.

(3)	Approval of the 2026 Equity Incentive Plan:

INSTRUCTION: VOTE TO APPROVE THE CARECLOUD 2026 EQUITY INCENTIVE PLAN NOTED IN PROPOSAL 3

☐ For	☐ Against	☐ Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF TANNER LLP.

(4)	Approval of the appointment of Tanner LLP as our Independent Registered Public Accounting Firm:

INSTRUCTION: VOTE TO APPROVE THE APPOINTMENT OF TANNER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM NOTED IN PROPOSAL 4.

☐ For	☐ Against	☐ Abstain

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address.

* SPECIMEN *	☐	AC:ACCT999	90.00

CareCloud, Inc.

Annual Meeting of Shareholders

June 4, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
To Be Held on June 4, 2026

The 2025 Annual Report, the Proxy Statement and proxy card of CareCloud, Inc. are available at
https://ir.carecloud.com/sec-filings

CareCloud, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Mahmud U. Haq, Stephen Snyder and Kimberly Graper and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CareCloud, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders, to be held at 11:00 AM, Eastern Time, on June 4, 2026, at the Company’s headquarters located at 7 Clyde Road, Somerset, New Jersey 08873, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please check here if you plan to attend the Annual Meeting of Shareholders on June 4, 2026 at 11:00 a.m. local time. [    ]

(Continued and to be signed on Reverse Side)

Appendix A

CareCloud, Inc.

2026 Equity Incentive Plan

Adopted by the Board of Directors: March 24, 2026

1. General.

(a) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash-Settled Awards, and (viii) Other Stock Awards.

(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Stock pursuant to a Stock Award; (E) the number of shares of Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

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(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash-Settled Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, shareholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

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(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a Committee that does not at all times consist solely of two or more Outside Directors or solely of two or more Non-Employee Directors.

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(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(e) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event. Notwithstanding the foregoing, the Board or Committee shall have the authority, without the approval of the Company’s shareholders, to cancel outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange only for a nominal cash payment of consideration as necessary to effect a cancellation of the Award, provided that such cancellation is not treated as a repricing under United States generally accepted accounting principles.

3. Shares Subject to the Plan.

(a) Share Reserve. The aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed 1,000,000 shares. Contemporaneously with the adoption of this Plan, the Corporation may effectuate a reverse stock split of the Common Stock, in which case, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall be adjusted in accordance with Section 9(a) relating to Capitalization Adjustments.

(b) Reversion of Shares to the Share Reserve. If any shares of Stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options granted shall be 1,000,000 shares of Common Stock.

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(d) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Stock, including shares repurchased by the Company on the open market or otherwise.

(e) The maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the fiscal year shall not exceed a total value of $300,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4. Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5. Provisions relating to Options and Stock Appreciation Rights.

Each Option or SAR granted under the Plan shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

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(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

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(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

(d) Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

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(i) Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

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(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

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(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

6. Provisions of Stock Awards other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

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(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

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(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

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(ii) Performance Cash-Settled Awards. A Performance Cash-Settled Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash-Settled Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash-Settled Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash-Settled Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash-Settled Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash-Settled Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

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7. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Stock reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

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8. Miscellaneous.

(a) Use of Proceeds from Sales of Stock. Proceeds from the sale of shares of Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

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(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

(g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Stock from the shares of Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

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(j) Compliance with Section 409A. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(k) Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

(l) Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

(m) Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

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(n) Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

(o) Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

(p) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

(q) Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

(r) Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

(s) Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 8(s), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

(t) Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

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9. Adjustments upon Changes in Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 4(c) and 6(c)(i) , and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

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(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. In the absence of such provision, one year acceleration of vesting shall occur.

10. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

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11. Effective Date of Plan.

This Plan shall become effective on the Effective Date.

12. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash-Settled Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award which may, in the discretion of the Company, be transmitted electronically to such Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(d) “Board” means the Board of Directors of the Company, as constituted at any time.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

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(f) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

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(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h) “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means CareCloud, Inc., a Delaware corporation, and any successor thereto.

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(l) “Consultant” means any individual or entity, including an advisor, who is (i) engaged by the Company or an Affiliate to render bona fide consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate; and provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

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(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, unless the applicable Award Agreement says otherwise, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means the effective date of this Plan document, which is the date the shareholders of the Company approved this Plan.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

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(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

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(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Cash-Settled Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

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(kk) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) shareholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash-Settled Award.

(mm) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash-Settled Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

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(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo) “Plan” means this CareCloud, Inc. 2026 Equity Incentive Plan, as amended and/or amended and restated from time to time.

(pp) “Restricted Stock Award” means an award of shares of Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive shares of Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Stock” means Common Stock and Preferred Stock, as applicable.

(ww) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(xx) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(yy) “Stock Award” means any right to receive Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(aaa) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(bbb) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

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